                                     UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D.C. 20549

                                           FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 1, 2014

                            MANAGED FUTURES PREMIER BHM L.P.
             (Exact name of registrant as specified in its charter)

   Delaware                          000-54284                       27-3371689
--------------                       ------------------                   ------------------
(State or other                (Commission File            (IRS Employer
jurisdiction of                     Number)                     Identification No.)
incorporation)

                        c/o Ceres Managed Futures LLC
                         522 Fifth Avenue - 14th Floor
                               New York, NY 10036

              (Address and Zip Code of principal executive offices)

Registrant's telephone number, including area code: (855)672-4468
                                                    --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

     On October 1, 2014,  the registrant issued  5,661.582 units of limited  partnership  interest  ("Units")
in exchange for $4,619,115 in a transaction  that was not  registered  under the Securities Act.  The Units were issued in reliance upon applicable  exemptions from registration  under Section 4(2) of the Act and Section
506 of Regulation D promulgated there under.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be signed  on its  behalf by the undersigned hereunto duly authorized.

                 MANAGED FUTURES PREMIER BHM L.P.

                 By: Ceres Managed Futures LLC
             General Partner

                 By /s/ Patrick T. Egan
                    ------------------------------------------
                        Patrick T. Egan
                        President and Director

Date: October 2, 2014